December 13, 2019
Neuberger Berman Large Cap Value Fund
SUMMARY PROSPECTUS
Investor Class Shares (NPRTX)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/equityfunds/investor. You can also get this information at no cost by calling 800-877-9700 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated December 13, 2019 (as each may be amended or supplemented), are incorporated herein by reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
GOAL
The Fund seeks long-term growth of capital.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.12
Total annual operating expenses	0.87
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Investor Class	$89	$278	$482	$1,073
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.
Principal Investment Strategies
To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies, which it defines as those with a market capitalization within the market capitalization range of the Russell 1000® Value Index at the time of purchase.
The Portfolio Manager looks for what he believes to be well-managed companies whose stock prices are undervalued. The Portfolio Manager seeks to identify companies with catalysts that he believes have the potential to improve the companies’ earnings from depressed levels. Such catalysts may include: management changes, restructurings, new products, new services, or new markets. The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

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Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies. The Fund may also invest in real estate investment trusts (“REITs”).
The Fund seeks to reduce risk by diversifying among many companies and industries. At times, the Portfolio Manager may emphasize certain sectors or industries that he believes are undervalued relative to their historical valuations.
The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks, to attempt to enhance returns. The Fund will only sell (write) call options on individual stocks if it simultaneously holds an equivalent position in the stock underlying the option (“covered call option”).
The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive. In an effort to achieve its goal, the Fund may have elevated portfolio turnover.
The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities of large-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the stock market, the Portfolio Manager's evaluation of those developments, and the success of the Portfolio Manager in implementing the Fund's investment strategies. The market's behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Manager's evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Manager will be successful in its attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis and valuation.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.
Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, possibly due to the actions of other market participants, or the market may react to the catalyst differently than expected. Certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more stable companies. Securities of issuers undergoing such an event may be more volatile than other securities, may at times be illiquid, and may be difficult to value, and management of such a company may be addressing a situation with which it has little experience.
Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to

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important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Mid- and Large-Cap Companies Risk. At times, mid- and large-cap companies may be out of favor with investors. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. Compared to larger companies, mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns. To the extent the Fund holds securities of mid-cap companies, the Fund will be subject to their risks.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events, as will the performance of the issuer of the underlying instrument. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.
By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

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Recent Market Conditions. Some countries, including the U.S., are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Higher interest rates may further strengthen the already strong U.S. dollar, which may also harm U.S. companies that rely significantly on exports.
Although prices of many U.S. equity securities have increased substantially over several years, some market prognosticators reportedly believe market indicators point toward a period of decline. The economies of many other nations are weaker than that of the U.S., and economic weakness in U.S. trading partners may harm long-term growth in the U.S. The recent decisions by the Fed to lower a key interest rate may reflect concerns about the strength of the U.S. economy. Changes in U.S. law over the past decade may leave the federal government with fewer tools to address severe market dislocations in the future.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.
National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The rise in protectionist trade policies, changes to some major international trade agreements and the potential for changes to others, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China seem very sensitive to the outlook for resolving the current U.S.-China “trade war.”
The impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” is impossible to know for sure until it is implemented. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are subject to negotiation and the political processes of the nations involved. There is a tentative agreement between the UK and the EU setting out the terms of separation which, if approved by the UK Parliament, would likely mitigate many of the adverse effects of separation. If the UK separates from the EU without a formal agreement, it could be highly disruptive to the economies of both regions.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation.
Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net investment income and net realized gains under the Internal Revenue Code of 1986, as amended, (“Code”) or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of qualified REIT dividends. Recently issued proposed regulations (which have immediate effect) include a provision for a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Neuberger Berman Large Cap Value Fund	December 13, 2019

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.
A summary of the Fund’s additional principal investment risks is as follows:
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other mutual funds to calculate their NAVs. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy.
Prior to April 2, 2012, the Fund had a policy of investing mainly in common stocks of mid- to large-capitalization companies. Its performance prior to that date might have been different if current policies had been in effect.
Returns would have been lower if Neuberger Berman Investment Advisers LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q2 '09, 28.23%
Worst quarter:    Q3 '11, -23.18%
Year-to-date performance as of 9/30/2019:     15.65%
average annual total % returns as of 12/31/18
Large Cap Value Fund	1 Year	5 Years	10 Years
Return Before Taxes	-0.93	7.00	13.17
Return After Taxes on Distributions	-4.09	4.33	11.14
Return After Taxes on Distributions and Sale of Fund Shares	1.38	4.91	10.47
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-8.27	5.95	11.18
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGER
The Fund is managed by Eli M. Salzmann (Managing Director of the Manager). He has managed the Fund since December 2011.
Buying and Selling Shares
Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares.
For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 21989, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone,

Neuberger Berman Large Cap Value Fund	December 13, 2019

exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.

Neuberger Berman Large Cap Value Fund	December 13, 2019

SEC File Number: 811-00582
K0360 12/19